Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant    [X]

Filed By A Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]  Confidential for Use of the Commission Only (as permitted by Rule
     14a-6(c)(2))

                           ROCHESTER PORTFOLIO SERIES
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                (Name of Registrant as Specified In Its Charter)

                            Patricia C. Foster, Esq.
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                   (Name of Person(s) Filing Proxy Statement)

[X]  $125 per Exchange Act Rules  09-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14-a6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:


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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


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(4)  Proposed maximum aggregate value of transaction:


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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule r Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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


November 7, 1995

Dear Rochester Funds Shareholder,

     A series of events has recently transpired that create a positive opportunity for all shareholders of The Rochester Funds. Oppenheimer Management Corporation has recently entered into agreements with the investment advisors of The Rochester Funds to purchase certain assets relating to our business, subject to certain conditions, such as shareholder approval.

     I am very excited about the potential that these agreements hold for all shareholders of The Rochester Funds. Upon completion of this transaction, our shareholders will have access to more than thirty Oppenheimer funds for greater investment flexibility and diversification. Plus, 24-hour telephone access, expanded customer service, and a broader variety of financial programs and services than we have previously been able to make available.

     Because this transaction involves the appointment of Oppenheimer Management Corporation as the new investment adviser, I personally want to reassure you that both Michael Rosen and I will continue in our positions as portfolio managers of our respective funds. In addition, we will maintain our investment philosophy, and the team of people that administer our style in the everyday management of the portfolios here at the new Rochester Division of Oppenheimer Management Corporation.

      For these reasons, I am pleased to present to you this joint proxy statement for meetings of shareholders of The Rochester Funds to be held on December 21, 1995. In addition to the first proposal that relates to the appointment of Oppenheimer Management Corporation as the investment adviser to each of the Rochester Funds, this proxy statement also describes several other proposals that may affect your fund(s.) These proposals include the election of new Trustees and new distribution plans for all funds, the ratification of independent accountants for the Limited Term New York Municipal Fund and The Bond Fund For Growth, and an investment policy change for The Bond Fund For Growth that should provide greater investment flexibility.

     Your fund's Trustees have evaluated these agreements and recommend a vote FOR each of these proposals and FOR each Trustee nominated. A summary of their evaluations is included in the joint proxy statement.

     Your vote is important, no matter how many shares you own. Please vote on the enclosed proxy card(s), sign and date them, and return them in the postage-paid envelopes provided. To aid us in securing your vote, the Funds have arranged to use the services of D.F. King & Co., Inc., a professional proxy solicitation firm, to assist shareholders in the voting process.

     We strongly urge you to vote promptly. As the date of the special meeting approaches, if you have not yet voted, you may receive a telephone call from D.F. King reminding you to exercise your right to vote. We hope their call does not inconvenience you, and remind you that both the bother and expense of follow-up solicitations can be avoided with your prompt vote today.

     Please read the Proxy Statement carefully. If you have any questions regarding this joint Proxy Statement, we ask that you address your comments and concerns directly to us at 1- 800 (to be determined), here at our Rochester Offices.

     Your attention to this matter is of importance and benefit to all shareholders. Thank you.

Sincerely,

(signature)


Ronald H. Fielding
President


Please Note: All proxy cards must be completed and mailed. If you own shares in more than one Rochester Fund, you will find enclosed a specific proxy card for each fund.

It is very important that you sign and return each proxy card.
Subsequent mailings indicate additional accounts either custodial or held directly in your name. It is important that you respond to each mailing you receive.

                                               Preliminary Copy for the
                                               Information of the Securities and
THE                                            Exchange Commission; File Nos.
ROCHESTER                                      811-3614; 811-4576; 811-6332
FUNDS                                          Rule 14a-6

                       IMPORTANT . . . SEND IN YOUR PROXY

          It is requested that you date, complete and sign the enclosed proxy card(s) and return the proxy card(s) promptly.
               This will save the expense of follow-up letters or
                                telephone calls.
           You may revoke your proxy in writing at any time before the meeting or vote in person if you attend the meeting.

                -------------------------------------------------


               NOTICE OF COMBINED SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1995

To the Shareholders of:

         Rochester Fund Municipals
         Rochester Portfolio Series-Limited Term New York Municipal Fund Rochester Fund Series-The Bond Fund For Growth

     Notice is hereby given that a Special Meeting of Shareholders of each of the registered investment companies listed above will be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604, on December 21, 1995 at 4:30 p.m. New York time. The Meetings will be held for the following purposes:

     1. To consider and vote upon the approval of a new Investment Advisory Agreement between the Fund and Oppenheimer Management Corporation (Each Fund);

     2. To elect six Trustees (Each Fund);

     3. To consider and vote upon the approval of an Amended and Restated Distribution and/or Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. (Each Fund);

     4. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the 1995 fiscal year (Limited Term New York Municipal Fund and The Bond Fund For Growth only);

     5. To consider and vote upon a proposal to amend the fundamental investment policies of The Bond Fund For Growth (The Bond Fund For Growth only); and

     6. To transact such other business as may properly come before the Meetings or any adjournment thereof.

     The close of business on October 30, 1995 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

November 7,  1995                              By Order of the Board of Trustees
Rochester, New York                            PATRICIA C. FOSTER, SECRETARY

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card(s), date and sign the proxy card(s), and return the proxy card(s) in the accompanying envelope, which requires no postage. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly.

                              JOINT PROXY STATEMENT

                                  INTRODUCTION

     This document is a joint proxy statement for Rochester Fund Municipals, Limited Term New York Municipal Fund, and The Bond Fund For Growth. This joint proxy statement is being furnished to the shareholders of the Funds in connection with the solicitation of proxies by each Fund's respective Board for use at the Meetings to be held on December 21, 1995 at 4:30 p.m. or any adjournment or adjournments thereof. The Meetings will be held at the Hyatt Regency Rochester, 125 East Main Street, Rochester, New York 14604. This joint proxy statement and accompanying proxy card(s) will be first mailed on or about November 7, 1995. Capitalized terms used both in the Notice of Special Meetings of Shareholders and throughout this joint proxy statement are defined on page
__.

     This joint proxy statement is being used in order to reduce the preparation, printing and handling expenses that would result from the use of a separate proxy statement for each Fund. Separate proxy cards will be included for each Fund in which you are a record owner of shares. In order that your shares may be represented at the meeting or any adjournment or adjournments thereof, you are requested to: indicate your voting instructions on the proxy card(s), date and sign the proxy card(s), and mail the proxy card(s) promptly in the enclosed postage-paid envelope. You are requested to allow sufficient time for the proxy card(s) to be received and tabulated by 4:30 p.m. or such later time as the Meetings may start on December 21, 1995. It is important that you promptly complete, date and sign each proxy card provided to you.

     If each enclosed proxy card is properly executed and returned, the shares represented thereby will be voted at the Meeting as indicated thereon with respect to the proposals. In the absence of instructions, the shares represented by each proxy will be voted in favor of the proposals listed on the proxy card. The proxy may be revoked at any time prior to its exercise by (1) written instructions addressed to the Secretary of the Fund at 350 Linden Oaks, Rochester, New York 14625 (2) attendance at the Meeting and voting in person or
(3) timely execution and return of a new proxy card.

     The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the Meeting. In the event that a quorum for one or more Funds is not present at a Meeting, an adjournment or adjournments of the Meeting may be sought with respect to such Fund(s) by the persons named as proxies. In the event that a quorum is present at a Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Under the Amended and Restated Agreement and Declaration of Trust of each Fund, the presence in person or by proxy of a majority of the shares entitled to vote will constitute a quorum, but any lesser number of shares will be sufficient for adjournments. A shareholder vote may be taken on any one of the proposals in this joint proxy statement for a Fund prior to any adjournment if sufficient votes with respect to that proposal have been received for approval.

     Rochester Fund Municipals has one class of shares of beneficial interest outstanding which, for purposes of this proxy statement, are referred to as Class A Shares. The Limited Term New York Municipal Fund has two classes of shares of beneficial interest outstanding: Class A Shares and Class B Shares. The Bond Fund For Growth has three classes of shares of beneficial interest outstanding: Class A Shares, Class B Shares and Class Y Shares. Shareholders of each Fund will vote separately with respect to each matter proposed to them for action, except that, with respect to Proposal 3, Shareholders of each class of each Fund will vote separately.

      The Boards have fixed the close of business on October 30, 1995, as the Record Date for the determination of shareholders of the Funds entitled to notice of and to vote at each of the Meetings. As of the Record Date there were outstanding: ______ Class A Shares of Rochester Fund Municipals; ________ Class A Shares and ________ Class B Shares of Limited Term New York Municipal Fund; and ________ Class A Shares, ________ Class B Shares and ________ Class Y Shares of The Bond Fund For Growth. Each share is entitled to one vote and any fractional share is entitled to a fractional vote. As of the Record Date, to the knowledge of each Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Exchange Act), owned beneficially or of record more than 5% of any class of outstanding shares of any Fund. As of the Record Date, the executive officers and members of the Board of each Fund beneficially owned less than 1% of each class of shares of that Fund. Set forth below are the proposals on which shareholders of each Fund will vote.

                                                  Proposals
                                                  To Be Considered
                                                  ----------------

Rochester Fund Municipals ....................    1, 2 and 3

Limited Term New York Municipal Fund .........    1, 2, 3 and 4

The Bond Fund For Growth .....................    1, 2, 3, 4 and 5

         In considering this joint proxy statement, shareholders may wish to limit their review to the discussions that concern the Fund(s) of which they are shareholders. Shareholders should review the "Introduction," "Background Regarding the Meetings," "Other Matters," and the proposals that relate to the Fund(s) of which they are shareholders as indicated above. For convenience the following is a table of contents of this joint proxy statement:

                                                  Page
                                                  ----
         Introduction ........................
         Defined Terms .......................
         Background Regarding the Meetings ...
         Proposal 1 ..........................
         Proposal 2 ..........................
         Proposal 3 ..........................
         Proposal 4 ..........................
         Proposal 5 ..........................
         Other Matters .......................

     Proposals 1 and 5 require for approval the affirmative vote of a "majority of the outstanding voting securities" of each Fund voting on the matter. Proposal 3 requires for approval the affirmative vote of a "majority of the outstanding voting securities" of each class voting on the matter. A "majority of the outstanding voting securities" is defined in the 1940 Act to mean the lesser of (i) 67% of the shares of the Fund or class, as applicable, present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund or class then outstanding are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or class, as applicable. Shareholders of each class of each Fund will vote separately on Proposal 3. Proposal 2 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present. Proposal 4 requires for approval the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present. If Proposal 1 is not approved by shareholders of each Fund, no election of Trustees will be held as described in Proposal 2 and shareholder approval of the New Plans described in Proposal 3 will not be sought.

     If an enclosed proxy is properly executed and returned in time to be voted at a Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy which is properly executed and returned will be voted "for" the matters listed in the accompanying Notice of Special Meetings of Shareholders and "for" any other matters deemed appropriate. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.

      It is anticipated that proxy solicitations will be made primarily by mail. Arrangements have been made with brokers and custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, the current investment advisers of the Funds have retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies and Boston Financial Data Services, Inc. to tabulate the proxies. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, shareholders will receive a confirmation of their instructions in the mail. A special toll free number will be available in case the information contained in the confirmation is incorrect. Although each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card(s), a shareholder's vote may be taken by telephone. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this joint proxy statement and its enclosures will be borne by Oppenheimer Management up to a maximum of $150,000. Any such costs in excess of $150,000 will be borne by the current investment advisers of the Funds. No costs related to this proxy solicitation or expenses incurred in connection therewith will be borne by any of the Funds or their shareholders. Copies of each Fund's 1994 Annual Report and 1995 Semi-Annual Report will be furnished to shareholders, without charge, upon request to D.F. King & Co., Inc., 77 Water Street, New York, NY 10005. Such requests may be directed to D.
F. King & Co., Inc. at (800) 628-8528.

                                  DEFINED TERMS

     The following is a list of defined terms which you will find in the Notice of Special Meetings of Shareholders and throughout the joint proxy statement. Please refer to it while reading the joint proxy statement.

Term                            Definition

Acquisition Agreements          Certain agreements among the current investment
                                advisers and their affiliates and Oppenheimer
                                Management

Board, Boards                   Each Fund's respective Board of Trustees, each a
                                Board and collectively the Boards

Bond Fund For Growth            Rochester Fund Series --The Bond Fund For Growth

Brokers                         Brokers-Dealers

CCMT                            Capital Cash Management Trust

Closing The closing of the Transaction, which is currently scheduled to occur on or about January 3, 1996

Code                            Internal Revenue Code of 1986, as amended

Current Agreement,              Each Fund's respective agreement with its
Current Agreements              current investment adviser

Current Plan, Current Plans     Each Fund's plan(s) adopted in accordance with
                                Rule 12b-1 of the 1940 Act as currently in effect

Exchange Act                    Securities Exchange Act of 1934

FMC                             Fielding Management Company, Inc.

Fund or Funds                   Rochester Fund Municipals, Limited Term New York
                                Municipal Fund and The Bond Fund For Growth -- each a Fund and collectively, the Funds

Fundamental Policies            Investment policies and limitations which can
                                only be changed upon approval of shareholders

Independent Trustees            Those Trustees who are not "interested persons"
                                of the Funds as defined in the 1940 Act

Limited Term New York           Rochester Portfolio Series -- Limited Term New
Municipal Fund                  York Municipal Fund

MassMutual                      Massachusetts Mutual Life Insurance Company

Meeting or Meetings             Special shareholder meetings of the Funds to be
                                held on December 21, 1995 at 4:30 p.m. or any adjournments thereof

NASD                            National Association of Securities Dealers, Inc.

New Plan, New Plans             Proposed Amended and Restated Service Plan and
                                Agreements or Proposed Amended and Restated
                                Distribution and Service Plan and Agreements with OFDI

OAC                             Oppenheimer Acquisition Corp.

OFDI                            Oppenheimer Funds Distributor, Inc.

Oppenheimer Management          Oppenheimer Management Corporation

Proposed Agreement or           Proposed new Investment Advisory Agreements
Agreements                      between each Fund and Oppenheimer Management

Proposal 1                      Proposal to be voted upon by shareholders of
                                each Fund relating to the approval of the New
                                Agreements

Proposal 2                      Proposal to be voted upon by shareholders of
                                each Fund relating to the election of Trustees if Proposal 1 is approved by shareholders of each Fund


Proposal 3                      Proposal to be voted upon by each class of
                                shareholders of each Fund relating to approval of the New Plans if Proposal 1 is approved

Proposal 4                      Proposal to be voted upon by shareholders of
                                Limited Term New York Municipal Fund and The
                                Bond Fund For Growth relating to approval of each Fund's independent accountants for the 1995 fiscal year

Purchased Assets                Any assets purchased by Oppenheimer Management
                                under either Acquisition Agreement

RCA                             Rochester Capital Advisors, L.P.

RCAI                            Rochester Capital Advisors, Inc.

Recipients                      Broker-dealers, banks or other entities who may
                                receive payments under either the Current Plans or the New Plans for rendering assistance in the distribution of shares or for providing administrative support with respect to shares held by customers

Record Date                     October 30, 1995

Retirement Plan                 Retirement Plan for Independent Trustees of
                                Rochester Fund Municipals, as amended

RFD                             Rochester Fund Distributors, Inc.

RFS                             Rochester Fund Services, Inc.

RIC Regulated Investment Company under Subchapter M of the Code

Sellers                         FMC, RCA, RCAI, RFD, RFS, Ronald F. Fielding and
                                Michael S. Rosen

SSI                             Shareholder Services, Inc.

The Rochester Funds             Rochester Fund Municipals, Limited Term New York
                                Municipal Fund, The Bond Fund For Growth

Transaction                     Agreements entered into by Sellers with
                                Oppenheimer Management, pursuant to which
                                Oppenheimer Management has agreed to purchase certain assets relating to the businesses of Sellers

Trustees                        Members of the Boards of Trustees of the Funds


1940 Act                        Investment Company Act of 1940, as amended

                        BACKGROUND REGARDING THE MEETINGS

      This joint proxy statement discusses proposals which are important to shareholders of The Rochester Funds. The Sellers (including the investment advisers of The Rochester Funds) have entered into agreements with Oppenheimer Management, pursuant to which Oppenheimer Management has agreed to purchase certain assets relating to the business of the Sellers. As discussed below, shareholders of the Funds are being asked to consider proposals relating to new arrangements in connection with the proposed Transaction, including a proposal to approve new investment advisory agreements between each Fund and Oppenheimer Management. Shareholder approval of the new investment advisory agreements is required in order to consummate the Transaction. Implementation of the Transaction will not occur unless shareholders of each Fund approve Proposal 1 which related to the new investment advisory agreements and Proposal 2 which relates to the election of trustees. Shareholders of each class of each Fund are also being asked to approve the New Plans as described in Proposal 3. In addition, shareholders of The Bond Fund For Growth and the Limited Term New York Municipal Fund are being asked to consider certain proposals applicable to those Funds.

     RCA, a registered investment adviser, which was organized as a limited partnership under the laws of the State of New York in 1993, currently provides investment advisory services to Rochester Fund Municipals and the Limited Term New York Municipal Fund. FMC, a registered investment adviser which was organized as a corporation under the laws of the State of New York in 1982, has provided investment advisory services to mutual funds and other institutional clients since 1982. FMC currently provides investment advisory services to The Bond Fund For Growth. The management of FMC and RCA believe that the proposed Transaction has the potential to offer current shareholders of The Rochester Funds benefits which are not currently available to them, including a wide array of investment alternatives currently offered by Oppenheimer Management and Oppenheimer Management's considerable experience in the management of mutual funds, which may complement the current management's expertise in the management of certain fixed income mutual funds. In addition, as a condition of the proposed acquisition by Oppenheimer Management, Ronald H. Fielding and Michael
S. Rosen, the current portfolio managers of the Funds, will enter into employment agreements with Oppenheimer Management, each for a term of five years, subject to earlier termination under specified circumstances. While the Transaction would involve the appointment of Oppenheimer Management as the new investment adviser to each of The Rochester Funds, it is expected that Messrs. Fielding and Rosen would remain responsible for the day-to-day management of the investment portfolios which they now manage and that there would be continuity of portfolio management. In addition to the portfolio management function, it is expected that certain other functions relating to The Rochester Funds would remain in Rochester, New York and that these functions would be provided by the new Rochester Division of Oppenheimer Management. Upon completion of the Transaction, Oppenheimer Management would become the investment adviser to each of The Rochester Funds and certain affiliates of Oppenheimer Management would assume the functions of transfer agent and principal underwriter for each Fund.

     As described in more detail in Proposal 1, shareholders of each Fund are being asked to approve a new investment advisory agreement with Oppenheimer Management. A favorable vote on Proposal 1 also will constitute a vote to approve termination of the existing investment advisory agreement between each Fund and its current investment adviser, subject to the completion of the Transaction in accordance with certain agreements among the Sellers and Oppenheimer Management. The Acquisition Agreements are described in more detail in Proposal 1. If Proposal 1 is approved by shareholders of each Fund, an election of trustees will be held as described in Proposal 2 and shareholders of each class of shares of each Fund will vote upon the approval of an Amended and Restated Distribution and/or Service Plan and Agreement with OFDI, an affiliate of Oppenheimer Management.

     Oppenheimer Management, a corporation organized under the laws of the State of Colorado, is registered as an investment adviser under the Investment Advisers Act of 1940. Oppenheimer Management (including a subsidiary) currently provides investment advisory services to more than 45 registered investment companies. Oppenheimer Management and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. Oppenheimer Management owns all of the outstanding stock of Oppenheimer Funds Distributor, Inc., SSI and Shareholder Financial Services, Inc. Oppenheimer Management is a wholly-owned subsidiary of OAC, which is controlled by MassMutual, a mutual life insurance company located at 1295 State Street, Springfield, MA 01111, that also advises pension plans and investment companies. OAC acquired Oppenheimer Management on October 22, 1990. As indicated below, the common stock of OAC is owned by (1) certain officers and/or directors of Oppenheimer Management, (2) MassMutual and (3) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has been engaged in the life insurance business since 1851.

     The common stock of OAC is divided into three classes. At June 30, 1995 MassMutual held (1) all of the 2,160,000 shares of Class A voting stock, (2) 470,021 shares of Class B voting stock, and (3) 940,067 shares of Class C non-voting stock. This collectively represented 81.3% of the voting power of OAC as of that date. Certain officers and/or directors of Oppenheimer Management held (1) 654,788 shares of the Class B voting stock, representing 14.9% of the outstanding common stock and 10.2% of the voting power, and (2) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 810,771 shares of Class C non-voting stock. That group includes Bridget A. Macaskill, George C. Bowen, and Andrew J. Donohue who will serve as officers of the Fund if the proposed Transaction described in the proxy statement is consummated. Ms. Macaskill is also a nominee to the Board of each Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of Oppenheimer Management). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that commenced on September 30, 1995. During the period from November 1, 1994 to June 30, 1995, Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,375,800 (subject to adjustment of the formula price) by OAC or MassMutual to be made as follows: one-third of the amount due (1) within 30 days of the transaction, (2) by the first anniversary following the transaction (with interest), and (3) by the second anniversary following the transaction (with interest).

     The principal executive officers and directors of Oppenheimer Management are as follows: Jon S. Fossel, Chairman of the Board and a Director; Bridget A. Macaskill, President,

Chief Executive Officer, Chief Operating Officer and a Director; Donald W. Spiro, Chairman Emeritus and a Director; Robert G. Galli, Vice Chairman; James
C. Swain, Vice Chairman of the Board and a Director; Robert C. Doll, O. Leonard Darling and James Ruff, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and Director, Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert A. Densen, Loretta McCarthy, Robert Patterson, Richard Rubenstein, Nancy Sperte, Arthur Steinmetz, Ralph Stellmacher, William L. Wilby and Robert G. Zack, Senior Vice Presidents; Barbara Hennigar, President and Chief Executive Officer of Oppenheimer Shareholder Services, a Division of Oppenheimer Management. The business location of all such persons is Two World Trade Center, New York, NY, except for the following individuals who are located at Oppenheimer Management's office at 3410 S. Galena Street, Denver, CO 80231:
Messrs. Bowen and Eich and Ms. Hennigar.

PROPOSAL 1.  APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
             FUND AND OPPENHEIMER MANAGEMENT

                       Summary of the Proposed Transaction

     On September 9, 1995, RCA, which provides investment advisory services to Rochester Fund Municipals and the Limited Term New York Municipal Fund, RCAI, and Messrs. Fielding and Rosen entered into an agreement with Oppenheimer Management which contemplates the sale to Oppenheimer Management of certain assets relating to the business of RCA and the assumption of certain liabilities by Oppenheimer Management. In addition, on September 9, 1995, FMC, which provides investment advisory services to The Bond Fund For Growth and other clients, RFD, RFS, and Messrs. Fielding and Rosen entered into an agreement with Oppenheimer Management which contemplates the sale to Oppenheimer Management of certain assets relating to the respective businesses of FMC, RFD, and RFS and the assumption by Oppenheimer Management of certain liabilities of FMC, RFD and RFS. Approval of this Proposal 1 by shareholders of each Fund is a condition to the consummation of the Transaction contemplated by these Acquisition Agreements.

     Under the terms of the Acquisition Agreements, Oppenheimer Management has agreed to make payments to the various Sellers in consideration for the Purchased Assets as follows. Oppenheimer Management will pay Sellers $70 million in cash at the Closing and will cause OAC to issue to Messrs. Fielding and Rosen subsequent to Closing the number of shares of its Class B Common Stock having an approximate aggregate value as of the date of issuance of $11,303,000. These payments are subject to downward adjustment if total net assets of The Rochester Funds are less than $2.2 billion as of the date of Closing. As additional contingent consideration after the Closing, Oppenheimer Management will cause OAC to grant Sellers rights to receive additional cash payments equal to the value on March 31, 2001 of the number of shares of OAC Class C Common Stock which could have been purchased on January 1, 1996 for a consideration of up to $20 million, provided that actual average management fees for 1997, 1998 and 1999 derived by Oppenheimer Management from mutual funds managed by Messrs. Fielding and Rosen meet or exceed certain targets. As further contingent cash consideration after the Closing, Oppenheimer Management has agreed to pay to Sellers a cash payment which is equivalent to three times the increase in the average management fee received by Oppenheimer Management from the mutual funds managed by Messrs. Fielding and Rosen for 1997, 1998 and 1999 over a base management fee average. The additional contingent consideration which is payable after the Closing is subject to forfeiture or proration if the employment by Oppenheimer Management of Mr. Fielding or Mr. Rosen terminates for certain reasons.

     Seventy percent of the outstanding capital stock of RCAI is owned by Mr. Fielding, the President and a trustee of each of The Rochester Funds. The balance of the outstanding capital stock of RCAI is owned by Mr. Rosen, the Vice President and a trustee of each of The Rochester Funds. RCAI owns a one percent interest in RCA. Messrs. Fielding and Rosen own 54.3% and 22.3%, respectively, of RCA. The remainder of the interests in RCA are owned by trusts of which the minor children of Messrs. Fielding and Rosen are beneficiaries. Mr. Fielding owns 70% of the outstanding capital stock of both FMC and RFS. Mr. Fielding and members of his family own 70% of the outstanding capital stock of RFD. The balance of the outstanding capital stock of FMC, RFS and RFD is owned by Mr. Rosen. As a result their equity ownership of the various Sellers, Mr. Fielding's interest in the Transaction is $________ plus his share of any contingent consideration and Mr. Rosen's interest in the Transaction is $________ plus his share of any contingent consideration.

     As contemplated by the Acquisition Agreements, Messrs. Fielding and Rosen will enter into employment agreements with Oppenheimer Management, subject to and contemporaneously with the Closing providing, among other things, for an employment period of five years at an annual salary of $200,000 plus bonuses based upon certain performance criteria. In addition, Messrs. Fielding and Rosen will enter into non-competition agreements with Oppenheimer Management which provide that for a period of 15 years subsequent to the Closing they will not, without the prior written approval of Oppenheimer Management, engage in certain business activities in the continental United States. However, upon the termination of their employment by Oppenheimer Management at the end of the term of employment as defined in the non-competition agreements, Messrs. Fielding and Rosen will be permitted to engage in certain investment advisory activities as specified therein. The Transaction is expected to be completed on or about January 3, 1996. The Closing of the Transaction is subject to certain conditions (which may be waived or modified by the parties). Those conditions include among other things, the following actions by the shareholders of each of the Rochester
Funds: (a) approval of new investment advisory agreements for each Rochester Fund; (b) approval of new distribution plans for each class of each Rochester Fund; and (c) election of the successor Trustees. In addition, various agreements with Oppenheimer Management and/or its affiliates are to have been approved by the Boards of each of the Rochester Funds. Upon completion of the Transaction, Oppenheimer Management will become the investment adviser to each of The Rochester Funds and affiliates of Oppenheimer Management, OFDI and SSI, will become principal underwriter and transfer agent, respectively, for each of The Rochester Funds. In addition, the portfolio management function and certain other functions relating to The Rochester Funds would remain in Rochester, New York and the persons presently performing some of these functions are expected to become employees of the newly formed Rochester Division of Oppenheimer Management.

                  Factors Considered by the Boards of Trustees
                 In Approving the Investment Advisory Agreements

     On April 26, 1995, the Boards of The Rochester Funds were advised that management of each Fund's respective investment adviser was engaged in discussions relating to the possible sale of the assets of RCA, FMC and the affiliated corporations which currently serve as principal underwriter and shareholder services agent for the Funds. At a series of meetings of the Independent Trustees of the Funds and the Boards of the Funds, including the Independent Trustees, held in July, August, September and October of 1995, the Trustees considered the proposed Transaction and the implications of the Transaction for each Fund and its shareholders. A majority of the Independent Trustees participated in all of the meetings in person. In addition, the Independent Trustees met separately in connection with this matter on at least three occasions with legal counsel who regularly represents the Independent Trustees.

     In connection with their consideration of the Proposed Agreements with Oppenheimer Management, the Boards, including the Independent Trustees, conducted an extensive due diligence investigation with respect to the proposed Transaction. Their due diligence activities included, with the assistance of legal counsel, a request for and review of detailed information which they considered necessary to evaluate the Proposed Agreements and the new arrangements contemplated by the Proposed Agreements.

     The Trustees considered, among other factors, the historical results of the Funds' advisory relationships with their respective investment advisers, the services provided to the Funds under the Current Agreements and the structure of the proposed Transaction. They considered the fact that although, upon completion of the Transaction, many of the functions now conducted by RCA and FMC and their affiliates would be consolidated with existing operations of Oppenheimer Management, certain aspects of "The Rochester Funds" identity would be maintained through the continuation of certain operations in Rochester, New York as a division of Oppenheimer Management.

     In addition, the Trustees considered what impact the proposed transaction is expected to have on shareholders of the Funds, including the fact that, after the consummation of the Transaction, no change is anticipated in the personnel managing the portfolios of the Funds on a day-to-day basis and that there would be continuity of the portfolio management function. It was noted that Messrs. Fielding and Rosen, President and Vice-President, respectively, of both FMC and RCAI, will under the terms of the Acquisition Agreements enter into employment agreements with Oppenheimer Management for a period of five years. They also will continue to be subject to non-competition agreements for a period of 15 years subsequent to the completion of the Transaction and, thus, would be precluded from engaging in professional pursuits which would be competitive with and, thus, might be disadvantageous to the Funds for such period of time.

     The Trustees were provided with information relating to the prior investment performance of each Fund. It was noted that, in the opinion of the Trustees, performance of each Fund had been commendable in both short-term and long-term periods, especially in relation to each Fund's peer group. In this regard the Trustees noted that a continuation of the existing portfolio management team and the continuity of portfolio management philosophy contemplated by the Transaction should be beneficial to shareholders of each of the Funds.

     The Trustees considered the fact that the advisory fee schedules would remain the same under the Proposed Agreements as under the Current Agreements and that the terms of the Proposed Agreements do not differ materially from those of the Current Agreements. They focused on the costs associated with the Transaction and the representations of the parties to the Transaction that the Funds and their shareholders would not bear such costs. In addition, the Trustees also considered the fact that Oppenheimer Management and its affiliates with whom each Fund would enter into a contractual relationship have agreed that for a period of three years following the completion of the Transaction, the fee schedules under such agreements would not be increased from the fee schedules under existing agreements. The Trustees also considered the fact that although the terms of certain of the Funds' distribution plans adopted in accordance with Rules 12b-1 under the 1940 Act permit the utilization of Fund assets in amounts which exceed limitations which have been established by the Board, Oppenheimer Management [and its affiliate, OFDI] have agreed that it will not seek to increase the limits which have been established by the Board for a period of two years following the Closing.

     The Trustees considered various additional factors relevant to the situation, including the nature of the anticipated benefits to be derived from the proposed Transaction. The Trustees considered the fact that, in their opinion, Oppenheimer Management is a relatively large, well-established firm with substantial resources and stature in the financial services industry. The Trustees also took into consideration the fact that Oppenheimer Management's considerable experience in the management of fixed income and equity mutual funds may complement the current advisers' traditional focus on the management of fixed income mutual funds and that the Transaction would permit existing shareholders of The Rochester Funds to access a more diversified mutual fund product line within the Oppenheimer Funds. They considered the fact that shareholders of The Rochester Funds would be able to exchange their shares for shares of 35 additional funds at relative net asset values and without paying any front-end sales load. In this regard the Trustees acknowledged the fact that operations systems currently in place may preclude shareholders who avail themselves of this exchange privilege from subsequently exchanging their shares of an Oppenheimer Management fund for shares of one of The Rochester Funds. In addition, the Trustees discussed the fact that the combination may enhance the Funds' distribution efforts by providing them with a larger and more diverse sales force, as well as through access to distribution channels different from those currently available to The Rochester Funds. They concluded that the potential for enhancement with respect to both shareholder servicing and distribution capabilities of the larger organization would assist The Rochester Funds in maintaining their competitive position the mutual fund industry in the future. The Trustees also considered Oppenheimer Management's reputation, integrity and stability.

     In the course of their review of the proposed Transaction, the Boards, including the Independent Trustees, had opportunities to meet with senior management of Oppenheimer Management. The Boards were advised by Oppenheimer Management that it has no present intention to recommend changes in the investment objectives and policies of The Rochester Funds. The Boards also considered the fact that, after discussions with senior management of Oppenheimer Management, they were satisfied that there would be a degree continuity of experience offered by each Fund's current Trustees which would result from the renomination of one Independent Trustee and the appointment of a second Independent Trustee as a consultant as described in Proposal 2. In connection with all aspects of their review, the Independent Trustees were represented by legal counsel.

     After considering these and other factors, each Board, including in each instance the Independent Trustees, determined that the terms of the Proposed Agreement are reasonable, fair and in the best interests of each Fund and its shareholders, and that the fees payable thereunder are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, each Board concluded that the appointment of Oppenheimer Management to serve as investment adviser to each Fund is desirable and in the best interests of each Fund and its shareholders. Each Board approved the submission of the Proposed Agreements to shareholders of the Funds in light of the proposed Transaction with Oppenheimer Management and recommend approval of the Proposed Agreements, subject to the completion of the Transaction. A favorable vote on

Proposal 1 also will constitute a vote to approve termination of each of the Current Agreements between each Fund and its current investment adviser, subject to the completion of the Transaction in accordance with the Acquisition Agreements. If shareholder approval is obtained for this Proposal 1, the Current Agreements will remain in effect until the Closing of the Transaction and the effectiveness of the Proposed Agreements will occur simultaneously with the Closing. If Proposal 1 is approved by shareholders of each Fund, an election of trustees will be held as described in Proposal 2.

                 The Proposed New Investment Advisory Agreements

     If approved by the shareholders of the Funds, the Proposed Investment Advisory Agreements will become effective at the Closing, which is anticipated to be held on or about January 3, 1996. The following summary of the terms of each Proposed Agreement is qualified in its entirety by reference to the form of such agreements which is attached to this proxy statement as Exhibit A, together with the fee schedule for each of the Proposed Agreements. Each of the proposed agreements is identical in all material respects except that the fee schedule for each is different. Attached to the Proxy Statement as Exhibit B is a list of other funds managed by Oppenheimer Management that have similar investment objectives to those of the Funds, their net assets and the rate of the advisory fees paid to Oppenheimer Management.

Services To Be Performed

     Under each Proposed Agreement, Oppenheimer Management will act as the investment adviser for the Fund and will supervise the investment program of the Fund. Each Proposed Agreement provides that Oppenheimer Management will provide administrative services for the Fund including the completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. Oppenheimer Management will furnish the Funds with office space, facilities and equipment, and at its own expense, provide such offices for the Fund as the Board may request. The administrative services to be provided by Oppenheimer Management under each Proposed Agreement will be at its own expense.

     Expenses not assumed by Oppenheimer Management under each Proposed Agreement or paid by Oppenheimer Funds Distributor, Inc. will be paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholder meetings and non-recurring expenses including litigation. Each Proposed Agreement contains no expense limitation. Independently of the Proposed Agreement, Oppenheimer Management has agreed not to seek an in increase any fee schedules under the Proposed Agreements for a period of three years following the Closing. On the Record Date, the net assets of each of the Funds were as follows: Rochester Fund Municipals $_______; Limited Term New York Municipal Fund $_______; and The Bond Fund For Growth $________.

      Although each Proposed Agreement provides that Oppenheimer Management may enter into subadvisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Funds are not required to pay any additional fees for such services, there is no current intention to do so. Both the Current Agreement between RCA and Rochester Fund Municipals and the Current Agreement between RCA and Limited Term New York Municipal Fund permit RCA to delegate any of the investment advisory services to be provided thereunder to other affiliated or unaffiliated registered investment advisors, subject to Board approval and such other approvals as may be required under the 1940 Act and, provided that the Funds are not required to pay any additional fees for such services. The Current Agreement between FMC and The Bond Fund For Growth does not contain a similar provision.

Limitation of Liability

     The Proposed Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties thereunder, Oppenheimer Management will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Proposed Agreements relate. The existing Current Agreements contain a similar provision.

Termination

         The Proposed Agreements may be terminated by Oppenheimer Management or by a Fund at any time without penalty upon 60 days' written notice to the other party. Termination by a Fund must be approved by the vote of a majority of the Trustees or by a vote of a majority of the outstanding shares of a Fund. The Proposed Agreements will terminate in the event of an "assignment," as required by the 1940 Act. The Current Agreements contain a similar provision.

Portfolio Transactions and Brokerage

         The Proposed Agreements contain provisions relating to the selection of brokers for the Funds' portfolio transactions. Oppenheimer Management and its subadvisor, if any, may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Funds to achieve best execution of portfolio transactions. While Oppenheimer Management need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their respective Boards and the provisions of the Proposed Agreement. The Current Agreements contain similar provisions. The Current Agreement between The Bond Fund For Growth and FMC does not contemplate the utilization of a subadvisor.

         The Proposed Agreements also provide that, consistent with obtaining the best execution of the Fund's portfolio transactions, Oppenheimer Management and any subadvisor, in the interest of the Funds, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Funds and/or other accounts of Oppenheimer Management or any subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by Oppenheimer Management or any subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or Oppenheimer Management's or any subadvisor's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by Oppenheimer Management or any subadvisor for the benefit of the Funds or other of its advisory clients. To show that the determinations were made in good faith Oppenheimer

Management or any subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Proposed Agreements recognize that an affiliated broker-dealer may act as one of the regular brokers for the Funds provided that any commissions paid to such broker are paid in accordance with procedures adopted by the Board under applicable rules of the Securities and Exchange Commission.

                   The Current Investment Advisory Agreements

Rochester Fund Municipals

     RCA, 350 Linden Oaks, Rochester, NY 14625, currently provides investment advisory services to Rochester Fund Municipals pursuant to a Current Agreement dated May 1, 1994, as amended on May 1, 1995. The Current Agreement initially was approved by a majority of the Board, including the Independent Trustees, on April 19, 1994. The Current Agreement also was approved by shareholders of the Fund on that day in connection with a proposal to appoint RCA as investment adviser to the Fund. Prior to May 1, 1994, FMC, an affiliate of RCA, served as investment adviser to the Fund. On April 25, 1995, shareholders of the Fund approved an amendment to the Current Agreement which involved only a change in the schedule of fees payable thereunder. That amended Current Agreement most recently was approved by a majority of the Board, including a majority of the Independent Trustees, on April 12, 1995. Under the Current Agreement, RCA furnishes investment advisory services, certain administrative services and adequate office facilities. In return, the Fund pays RCA an annual fee, computed and payable monthly as a percentage of the Fund's average daily net assets as follows: 0.54% on assets from $0 to $100 million, 0.52% on assets from $100 million to $250 million, 0.47% on assets from $250 million to $2 billion, 0.46% on assets from $2 billion to $5 billion and 0.45% on assets in excess of $5 billion. For the eight month period from May 1, 1994 through December 31, 1994, RCA received fees of $5,010,516 for investment advisory services pursuant to the Current Agreement. FMC, the Fund's previous investment adviser, received fees of $2,552,432 for investment advisory services performed from January 1, 1994 through April 30, 1994. For the year ended December 31, 1994, the Fund paid fees of $1,709,156 to RFS, its shareholder services agent, for accounting, administration and recordkeeping services. The Fund also paid fees as permitted by its Distribution Plan adopted under Rule 12b-1 to RFD, its principal underwriter, of $3,150,402, from which RFD made service fee payments to broker-dealers and financial institutions of $1,609,589.

Limited Term New York Municipal Fund

     RCA also provides investment advisory services to the Limited Term New York Municipal Fund pursuant to a Current Agreement dated December 20, 1993. The Current Agreement initially was approved by a majority of the Board, including a majority of the Independent Trustees, on July 22, 1993 and was most recently approved by a majority of the Board, including a majority of the Independent Trustees, on April 12, 1995. Under the Current Agreement, RCA furnishes investment advisory services, certain administrative services and adequate office facilities. In return, the Fund pays RCA an annual fee, computed and payable monthly as a percentage of the Fund's average daily net assets as follows: 0.50% on assets from $0 to $100 million, 0.45% on assets from $100 million to $250 million, 0.40% on assets from $250 million to $2 billion and 0.39% on assets in excess of $2 billion. RCA received fees of $2,154,234 for investment advisory services provided to the Fund during the fiscal year ended December 31, 1994. During fiscal 1994, the Fund paid fees of $406,122 to RFS, its shareholder services agent, for accounting, administration and recordkeeping services. The Fund also paid fees as permitted by its Distribution Plan adopted under Rule 12b-1 to RFD, its principal underwriter, of $1,237,020, from which RFD made service fee payments to broker-dealers and financial institutions of $1,221,579.

The Bond Fund For Growth

     FMC, 350 Linden Oaks, Rochester, NY, provides investment advisory services to The Bond Fund For Growth pursuant to a Current Agreement dated April 10, 1986. The Current Agreement initially was approved by a majority of the Board, including a majority of the Independent Trustees, on January 23, 1986, and was most recently approved by a majority of the Board, including a majority of the Independent Trustees, on April 12, 1995. Under the Current Agreement, FMC furnishes investment advisory services, certain administrative services and adequate office facilities. In return, the Fund pays FMC an annual fee, computed and payable monthly as a percentage of the Fund's average daily net assets as follows: 0.625% on assets from $0 to $50 million, 0.500% on assets from $50 million to $300 million and 0.4375% on assets in excess of $300 million. FMC received fees of $596,082 for investment advisory services provided to the Fund during the fiscal year ended December 31, 1994. During fiscal 1994, the Fund paid fees of $165,127 to RFS, its shareholder services agent, for accounting, administration and recordkeeping services. The Fund also paid fees as permitted by its Distribution Plan adopted under Rule 12b-1 to RFD, its principal underwriter of $794,543, from which RFD made service fee payments to broker-dealers and financial institutions of $509,750.

Terms of the Current Agreements

     Each of the Current Agreements states that each Fund will bear the cost of salaries and expenses of any officers or employees of the Funds who are not affiliated with the investment adviser and that the Funds will bear expenses (other than those expenses expressly assumed by the investment adviser), including, but not limited to: (1) taxes and governmental fees; (2) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (3) the expenses of registering and qualifying its shares with the Securities and Exchange Commission and with various state securities commissions; (4) its accounting and legal costs (5) its insurance premiums; (6) fees and expenses of its custodian and transfer agent and any related services;
(7) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; (8) expenses of shareholder meetings; (9) the fees and expenses (including legal fees and disbursements) of the Funds' Trustees who are not officers or employees of the investment adviser that are not otherwise deemed to be "interested persons" within the meaning of the 1940 Act; (10) expenses of obtaining quotations on each Fund's portfolio securities and pricing of each Fund's shares; and (11) interest expenses.

     The Current Agreements provide that the investment adviser shall not be liable for any act or omission arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith or gross negligence in performance of the investment adviser's duties or by reason of reckless disregard of the investment adviser's obligations and duties thereunder. Each of the Current Agreements will continue for successive periods of twelve months, provided that each such continuance is specifically approved annually by (i) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the vote of a majority of that Fund's entire Board. The Current Agreements may be terminated at any time without payment of any penalty by each Fund or by the investment adviser, on sixty (60) days' written notice to the other party. Each of the Current Agreements provides that it shall automatically terminate in the event of its assignment.

Vote Required

     As provided under the 1940 Act, approval of a Proposed Agreement will require the vote of a majority of the outstanding shares of each Fund voting separately with respect to its Proposed Agreement. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF EACH FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED AGREEMENT WITH OPPENHEIMER MANAGEMENT.

PROPOSAL 2. ELECTION OF TRUSTEES

     If Proposal 1 is approved by shareholders of each Fund, proxies not indicating a contrary intention will be voted in favor of the election of the six persons named below as Trustees, to hold office for an indefinite period and until their successors are elected and qualified.

      Each Board is recommending the election of one Trustee, John Cannon, who is currently a Trustee of the Funds and is not an "interested person" of Oppenheimer Management, RFD or RCA, four Trustees who are not currently Trustees of the Funds and are not "interested persons" of Oppenheimer Management, RFD, or RCA, and one Trustee, Bridget A. Macaskill, who is an "interested person" of Oppenheimer Management but not of RFD or RCA. The following individuals who currently serve as Trustees of each Fund are not standing for re-election and, upon Closing, will resign if their successors have been elected as proposed:
Robert E. Brown, Elton J. Burgett, Joseph A. Burnett, Angelo A. Constanza, Ronald H. Fielding, Dr. Marvin Hoffman, Michael S. Rosen and Eric W. Zaenglein. Mr. Zaenglein, who is not an "interested person" of Oppenheimer Management, RCA or FMC, will be appointed as a consultant to each Fund's Board for a period of at least two years following the Closing at an annual aggregate salary of $15,600 plus expenses incurred in connection with his attendance at Board meetings.

     Each nominee has consented to being named as a nominee in the Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Boards shall recommend. The Boards have no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

     The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are of more than five years duration, although the titles held may not have been the same throughout. The table also shows how long the nominee has served on the Boards of the Funds; if no date is shown, the nominee is standing for election for the first time at this Meeting.


                                          Trustee
Name, Age and Address                      Since           Principal Occupation During Past 5 Years
----------------------------------        --------    ----------------------------------------------------------
John Cannon ...........................     1992      President,  AMA  Investment  Advisers,  Inc.,  a mutual
Age: 65                                               fund  investment   adviser,   1976-1991;   Senior  Vice
620 Sentry Parkway West Suite 220                     President AMA  Investment  Advisers,  Inc.,  1991-1993;
Blue Bell, PA 19422                                   President of AMA Family of Funds,  1976-1991;  Chairman
                                                      and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-present; Director, Neuberger & Berman Income
                                                      Managers Trust, Neuberger & Berman Income Funds and
                                                      Neuberger & Berman Income Trust, 1995-present.

Paul Y. Clinton .......................               Director,   External  Affairs,  Kravco  Corporation,  a
Age: 64                                               national  real  estate  owner and  property  management
946 Morris Avenue                                     corporation;  formerly  President  of Essex  Management
Bryn Mawr, PA 19010                                   Corporation,  a management consulting company;  Trustee
                                                      of Capital Cash Management Trust, Prime Cash Fund and
                                                      Short Term Asset Reserves, each of which is a
                                                      money-market fund; Director of Quest for Value Fund,
                                                      Inc., Quest for Value Global Equity Fund, Inc., Quest
                                                      for Value Global Funds, Inc., and Quest Cash Reserves,
                                                      Inc., Trustee of Quest for Value Accumulation Trust, all
                                                      of which are open-end investment companies. Formerly a
                                                      general partner of Capital Growth Fund, a venture
                                                      capital partnership; formerly a general partner of Essex
                                                      Limited Partnership, an investment partnership; formerly
                                                      President of Geneve Corp., a venture capital fund;
                                                      formerly Chairman of Woodland Capital Corp., a small
                                                      business investment company; formerly Vice President of
                                                      W.R. Grace & Co.


                                          Trustee
Name, Age and Address                      Since           Principal Occupation During Past 5 Years
----------------------------------        --------    ----------------------------------------------------------
Thomas W. Courtney, C.F.A. ............               Principal of Courtney Associates, Inc., a venture
Age: 61                                               capital firm; former General Partner of Trivest
P.O. Box 580                                          Venture Fund, a private venture capital fund; former
Sewickley, PA 15143                                   President of Investment Counseling Federated
                                                      Investors, Inc.; Trustee of Cash Assets Trust, a money
                                                      market fund; Director of Quest Cash Reserves, Inc.,
                                                      Quest for Value Fund, Inc., Quest for Value Global
                                                      Equity Fund, Inc., and Quest for Global Value Funds,
                                                      Inc., Trustee of Quest for Value Accumulation Trust, all
                                                      of which are open-end investment companies; former
                                                      President of Boston Company Institutional Investors;
                                                      Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of
                                                      Arizona, tax-exempt bond funds; Director of several
                                                      privately owned corporations; former Director of
                                                      Financial Analysts Federation.


                                          Trustee
Name, Age and Address                      Since           Principal Occupation During Past 5 Years
----------------------------------        --------    ----------------------------------------------------------
Lacy B. Herrman .......................               President and Chairman of the Board of Aquila
Age: 66                                               Management Corporation (since 1984) and of Incap
380 Madison Avenue                                    Management Corporation (since 1982), the sponsoring
Suite 2300                                            organizations and Administrator and/or Sub-Advisor to
New York, NY 10017                                    the following open-end investment companies, and
                                                      Chairman of the Board of Trustees and President of each:
                                                      Churchill Cash Reserves Trust (since 1985), Short Term
                                                      Asset Reserves (since 1984), Cash Assets Trust (since
                                                      1984), U.S. Treasuries Cash Assets Trust (since 1988),
                                                      Tax-Free Cash Assets Trust (since 1988), Prime Cash Fund
                                                      (since 1982), Oxford Cash Management Fund (1982-1988)
                                                      and Trinity Liquid Assets Trust (1982-1985), each of
                                                      which is a money market fund, and of Churchill Tax-Free
                                                      Fund of Kentucky (since 1986), Tax-Free Fund of Colorado
                                                      (since 1986), Tax-Free Trust of Oregon (since 1985),
                                                      Tax-Free Fund of Arizona (since 1985), and Hawaiian
                                                      Tax-Free Trust (since 1984), each of which is a tax-free
                                                      municipal bond fund; Vice President, Director,
                                                      Secretary, and formerly Treasurer of Aquila
                                                      Distributors, Inc. (since 1981), distributor of most of
                                                      the above funds; President and Chairman of the Board of
                                                      Trustees of CCMT, a money market fund (since 1981) and
                                                      an Officer and Trustee/Director of its predecessors
                                                      (since 1974); President and Director of STCM Management
                                                      Company, Inc., sponsor and sub-advisor to CCMT; General
                                                      Partner of Tamarack Associates (1966-1984), a private
                                                      investment partnership, and Chairman of the Board and
                                                      President of various of its subsidiaries through 1986.
                                                      Director of Quest Cash Reserve, Inc., Quest for Value
                                                      Fund, Inc., Quest for Value Global Equity Fund, Inc. and
                                                      Quest for Value Global Funds, Inc., Trustee of Quest for
                                                      Value Accumulation Trust and The Saratoga Advantage
                                                      Trust, each of which is an open-end investment company.


                                          Trustee
Name, Age and Address                      Since           Principal Occupation During Past 5 Years
----------------------------------        --------    ----------------------------------------------------------
George Loft ...........................               Private Investor; Director of Quest Cash Reserves, Inc.,
Age: 80                                               Quest for Value Fund, Inc., Quest for Value
51 Herrick Road                                       Global Equity Fund., Inc., and Quest for Value Global
Sharon, CT 06069                                      Funds, Inc., Trustee of Quest for Value Accumulation
                                                      Trust and The Saratoga Advantage Trust, all of which are
                                                      open-end investment companies, and Director of Quest for
                                                      Value Dual Purpose Fund, Inc., a closed-end investment
                                                      company.

Bridget A. Macaskill ..................               Chief Executive Officer of Oppenheimer Management
Age: 47                                               since September, 1995, President of Oppenheimer
Two World Trade Center                                Management since 1991, Chief Operating Officer of
New York, NY 10048                                    Oppenheimer Management since 1991; and Executive Vice
                                                      President of Oppenheimer Management from 1987-1991. Vice
                                                      President, Director of OAC, Director of Oppenheimer
                                                      Partnership Holdings, Inc., Chairman and a Director of
                                                      SSI, Director of Main Street Advisers, Inc., and
                                                      Director of Harbourview Asset Management Corporation,
                                                      all of which are subsidiaries of Oppenheimer Management;
                                                      Director of New York based Oppenheimer Funds since 1995.


     As noted above, the following nominees currently serve as trustees of certain of the Quest for Value Funds: Mr. Clinton, Mr. Courtney, Mr. Clinton and Mr. Loft. It is anticipated that during the fourth quarter of 1995, Oppenheimer Management will become the investment adviser to and OFDI will become the principal underwriter of the Quest for Value Funds other than the following:
Quest Cash Reserves, Inc., Quest for Value Accumulation Trust and Quest for Value Dual Purpose Fund, Inc.

     Oppenheimer Management, RFD and RCA have agreed to comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, at least 75% of the members of the board of trustees of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transactions whereby the investment adviser or predecessor or successor investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed Transaction. If all six nominees are elected, five of the six Trustees (over 75%) will not be "interested persons" of Oppenheimer Management, RFD, RCA or any of their affiliates.

     The Boards' Executive Committee develops and executes policies of each respective Fund, as delegated and directed by the Trustees, during the periods between meetings of the Board. The Executive Committee is currently composed of Messrs. Brown, Cannon and Fielding. The Boards' Investment Policy Committee monitors the composition of, and transactions in, each Fund's respective portfolio to insure consistency with the stated investment objective and policies of each respective Fund. The Investment Policy Committee is currently composed of Messrs. Burgett, Cannon, Costanza and Hoffman. The Boards' Audit Committee oversees internal accounting controls and reviews the reports and recommendations of the independent auditors of each respective Fund. The Audit Committee currently consists of Messrs. Burnett, Costanza and Zaenglein. The Boards' 12b-1 Committee reviews each respective Fund's expenditures made pursuant to each Fund's respective 12b-1 Distribution Plan and provides reports to the Board on such expenditures. The 12b-1 Committee is currently composed of Messrs. Burnett, Cannon and Zaenglein.

     In addition, each Board has a Nominating Committee which selects and evaluates candidates for trusteeships and makes recommendations of persons to the Board to fill vacancies created between meetings. As long as each Fund's respective Distribution Plan pursuant to Rule 12b-1 under the 1940 Act is in effect, each respective Fund is required to commit the selection and nomination of candidates for trustees who are not "interested persons" to the discretion of other trustees of the Funds who are also not such "interested persons". The Nominating Committee, which is currently composed of Messrs. Burgett, Burnett, Cannon, Costanza, Hoffman, and Zaenglein, currently has no procedures for the submission of recommendations by shareholders.

     During the fiscal year ended December 31, 1994, each Board held four regular quarterly meetings and the Trustees who are not "interested persons" of RFD or RCA held two special meetings. The Investment Policy Committee of each Fund met four times, the Audit Committee of each Fund met four times, and the 12b-1 Committee of each Fund met four times. Neither the Nominating Committee nor the Executive Committee of any Fund met during this period. All of the incumbent Trustees attended at least 75% of the Board meetings and committee meetings they were required to attend.

Compensation of Trustees

     No current officer or Trustee of the Funds who is an "interested person" as defined in the 1940 Act receives any salary or fee from the Funds for the performance of his or her respective duties. The following table sets forth the aggregate compensation received from the Funds by the Funds' Trustees during the fiscal year ended December 31, 1994.

                                      Aggregate           Aggregate           Aggregate
                                  Compensation from     Compensation     Compensation from        Total
                                  the Bond Fund For    from Rochester     Limited Term New   Compensation From
          Name of Trustee             Growth          Fund Municipals   York Municipal Fund    Fund Complex(1)
          ---------------         -----------------   ---------------- -------------------- -------------------
Robert E. Brown* ................      -0-                  -0-                -0-                  -0-
Elton J. Burgett ................      $650                 $11,300            $2,050               $14,500
Joseph A. Burnett ...............      $900                 $15,300            $2,550               $19,500
John Cannon .....................      $750                 $12,900            $2,250               $16,500
Angelo A. Constanza .............      $850                 $14,500            $2,450               $18,500
Ronald H. Fielding* .............      -0-                  -0-                -0-                  -0-
Marvin J. Hoffman ...............      $650                 $11,300            $2,050               $14,500
Michael S. Rosen* ...............      -0-                  -0-                -0-                  -0-
Eric W. Zaenglein ...............      $900                 $15,300            $2,550               $19,500


-----------
(1) Reflects compensation received during the fiscal year ended December 31, 1994 from all registered investment companies within the Fund Complex which, as of that date, consisted of Rochester Fund Municipals, Limited Term New York Municipal Fund, The Bond Fund For Growth and Rochester Tax Managed Fund, Inc. Subsequent to the fiscal year ended December 31, 1994, The Bond Fund For Growth acquired all of the assets and liabilities of Rochester Tax Managed Fund, Inc. in a tax-free reorganization.

 * These Trustees and Officers are "interested persons" of the Funds as defined in the 1940 Act. Mr. Brown is an "interested person" of the Funds because he is a partner in the law firm of Boylan, Brown, Code, Fowler, Vigdor & Wilson, which firm serves as counsel to each Fund's investment adviser and principal underwriter and regularly represents Rochester Fund Municipals and the Limited Term New York Municipal Fund in connection with the purchase of securities. Messrs. Fielding and Rosen are "interested persons" of the Funds because they are officers and shareholders of each Fund's investment adviser and principal underwriter.

     The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1994. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. It is anticipated that upon the Closing of the Transaction each of the Independent Trustees who is not standing for re-election will be eligible to receive benefits under the Retirement Plan. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after ________, 1995 will be eligible to receive benefits thereunder.

The following table sets forth information about the current officers of the Funds.



Name and Age                Principal Occupation During Past Five Years        Title With Each Fund
------------                -------------------------------------------        ---------------------
Ronald H. Fielding          Chairman of the Board and director, RFD            President and Trustee
Age: 46                     (1982-present); President and director, FMC
                            (1982-present); President and director, RCAI,
                            the General Partner of RCA (1993-present);
                            President and director, RFS (1986-present);
                            President, Rochester Fund Municipals (1986-
                            present); President, Rochester Tax Managed
                            Fund, Inc., (1982-present); President, The
                            Bond Fund For Growth (1986-present);
                            President, Limited Term New York Municipal
                            Fund (1991-present).

Patricia C. Foster          Attorney, Adair & Stoner (1990-1993); Trustee      Secretary
Age: 52                     of  Rochester  Fund  Municipals   (1986-1993);
                            Trustee of Limited Term New York Municipal
                            Fund (1991-1993); Director of Rochester Tax
                            Managed Fund, Inc., (1983-1993); Trustee of
                            The Bond Fund For Growth (1985-1993);
                            Secretary and General Counsel, RCAI, the
                            General Partner of RCA, Secretary and General
                            Counsel, FMC, Secretary and General Counsel,
                            RFD, and Secretary and General Counsel, RFS
                            (1993-present).

Hilda I. Miller             Senior Vice President-Operations and               Treasurer
Age: 65                     Treasurer, RFS (1987-present);  Vice President
                            and Treasurer, FMC (1988-present);  Treasurer,
                            RFD (1988-present).

Michael S. Rosen            Vice President, RFS (1986-present); President      Vice President
Age: 34                     and director, RFD (1986-present); Portfolio        and Trustee
                            Manager, The Bond Fund For Growth
                            (1986-present); Vice President, and director,
                            FMC (1988-present); Vice President and
                            director, RCAI, the General Partner of RCA
                            (1993-present).

     Upon the Closing, it is anticipated that the foregoing officers of the Funds will resign from their current positions and that Oppenheimer Management will propose to the Trustees that Bridget A. Macaskill be elected Chairman of the Board and President, that George Bowen be elected Treasurer, and that Andrew
J. Donohue be elected Secretary. In addition, it is anticipated that Oppenheimer Management will propose to the Trustees that Mr. Fielding be elected Vice-President of Rochester Fund Municipals and the Limited Term New York Municipal Fund and that Mr. Rosen be elected Vice-President of The Bond Fund For Growth. The address of Ms. Macaskill and Mr. Donohue is Oppenheimer Management Corporation, 2 World Trade Center, New York, NY 10048. The address of Messrs. Fielding and Rosen is 350 Linden Oaks, Rochester, NY 14625. Mr. Bowen's address is Oppenheimer Management Corporation, 3410 S. Galena Street, Denver, CO 80231. The following table provides information about Messrs. Bowen and Donohue:

Name and Age                  Principal Occupation During Past Five Years
------------                  -------------------------------------------
George C. Bowen               Senior Vice President and Treasurer of Oppenheimer
Age: 59                       Management; Vice President and Treasurer of
                              Oppenheimer Funds Distributor, Inc. and Harbour
                              View Asset Management Corporation; President,
                              Treasurer and Director of Centennial Capital
                              Corporation; Senior Vice President; Treasurer and
                              Secretary of Shareholder Services, Inc.; Vice
                              President, Treasurer and Secretary of Shareholder
                              Financial Services, Inc.; and an officer of various Oppenheimer Funds.

Andrew J. Donohue             Executive Vice President and General Counsel of
Age: 45                       Oppenheimer Management and Oppenheimer Funds
                              Distributor, Inc.; officer of various Oppenheimer
                              Funds; Partner, Kraft & McManimon (law firm)
                              ________ to ________; Officer of First Investors
                              Corporation (registered broker-dealer), officer and director of First Investors Management
                              Company, Inc. (registered broker-dealer and registered investment adviser), director and officer of First Investors Family of Funds and First Investors Life Insurance Company,
                              ________ to ________.

Vote Required

     A plurality of all the votes cast by the shareholders of each Fund at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees. If Proposal 1 is not approved by the shareholders, no election of Trustees will be held and the current officers and Trustees of the Funds will continue in office.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

PROPOSAL 3.  APPROVAL OF THE NEW DISTRIBUTION PLAN FOR EACH FUND WITH RESPECT
             TO EACH OF ITS CLASSES OF SHARES

     As described more fully in Proposal 1, upon completion of the Transaction, Oppenheimer Management will become the investment adviser to and OFDI will become the principal underwriter of each of The Rochester Funds. It is proposed that, contemporaneously with the Closing, each of the Funds enter into an Amended and Restated Distribution and/or Service Plan and Agreement with OFDI with respect to each of its classes of shares currently outstanding. A form of Amended and Restated Distribution and Service Plan and Agreement is attached to this proxy statement as Exhibit C. A form of Amended and Restated Service Plan and Agreement is attached to this proxy statement as Exhibit D. Except with respect to the fee structures for the new Plans, the following summary of the terms of the New Plans is qualified in its entirety by reference to such exhibits. Each of the New Plans was approved on October 16, 1995 by the Trustees of the relevant Fund, including the Independent Trustees, subject to the approval by the shareholders and to the Closing of the Transaction. Shareholders of each class of shares of each Fund will vote separately on the approval of the New Plan with respect to that class.

     If the New Plans are approved by shareholders, each New Plan will become effective at the Closing and the corresponding Current Plan will terminate. If the New Plans are not approved by shareholders, the Board of Trustees will determine what, if any, amendments to the Current Plans are appropriate within the parameters of their authority.

     The fees payable by each class of shares of the Funds under the New Plans will be at the same rate as is provided in the corresponding Current Plans. The maximum fees payable under each Current Plan and each New Plan will consist of a service fee at the annual rate of 0.25% of the average net assets of the shares. In addition, certain of the Current Plans and New Plans provide for payment of an asset-based sales charge or a distribution fee at an annual rate as a percentage of the average net assets attributable to shares of the relevant class. Shareholders of each class of each Fund are referred to the relevant description of the Current Plan for a summary of such fees.

                                The Current Plans

Fee Structure of Current Plan for Class A Shares of Rochester Fund
Municipals

     Current Plan for Class A Shares of Rochester Fund Municipals, which was most recently approved by the Board, including the Independent Trustees, on April 12, 1995 and amended as of May 1, 1995, permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services. Although the terms of the Current Plan permit payments by the Fund thereunder of up to 0.25% per annum of the Fund's average net assets, the Board of Trustees of the Fund has approved service fee payments thereunder of only 0.15% per annum of the Fund's average net assets. Oppenheimer Management and

OFDI have agreed that for a period of two years following the Closing, they will not seek to increase the rate of the service fee payable under the New Plan from that currently authorized by the Board of Trustees. During the fiscal year ended December 31, 1994, the Fund paid fees under the Current Plan of $3,150,402, consisting of service fee payments of $1,629,270 and an asset based sales charge of $1,521,132. The Current Plan was amended by the Board of Trustees on May 1, 1995, to eliminate the asset based sales charge of up to 0.10% which was intended to reimburse RFD for expenses incurred by it as a result of activities intended to result in the sale of Fund shares.

Fee Structure of Current Plan for Class A Shares of Limited Term New York Municipal Fund

     The Current Plan for Class A Shares of Limited Term New York Municipal Fund was most recently approved by the Board, including the Independent Trustees, on April 12, 1995. The Current Plan was redesignated as a distribution plan for Class A Shares on May 1, 1995, at which time the only class of shares of beneficial interest of the Fund outstanding prior to May 1, 1995 was redesignated as Class A Shares. The Current Plan permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services. During the fiscal year ended December 31, 1994, the Fund paid service fees under the Current Plan of $1,237,020.

Fee Structure of Current Plan for Class B Shares of Limited Term New York Municipal Fund

     The Current Plan for Class B Shares of Limited Term New York Municipal Fund was approved by the Board, including the Independent Trustees, on April 26, 1995, and was implemented on May 2, 1995, contemporaneously with the introduction of Class B Shares for sale to the public. The Current Plan permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services. In addition, the Current Plan permits the Fund to pay RFD an asset-based sales charge of up to 0.75% per annum of average net assets attributable to Class B Shares. The asset-based sales charge is intended to compensate RFD for activities undertaken by it which are primarily intended to result in the sale of Class B Shares of the Fund. Although the Current Plan permits the payment of an asset-based sales charge at the annual rate of up to 0.75% of the average net assets attributable to Class B Shares, the Board of Trustees of the Fund has authorized the payment of an asset-based sales charge of only 0.50% per annum of average net assets. Oppenheimer Management and OFDI have agreed that for a period of two years following the Closing, it will not seek to increase the rate of the asset-based sales charge payable under the New Plan for Class B Shares of Limited Term New York Municipal Fund from that currently authorized by the Board of Trustees.

Fee Structure of Current Plan for Class A Shares of The Bond Fund For Growth

     The Current Plan for Class A Shares of The Bond Fund For Growth was most recently reviewed by the Board, including the Independent Trustees, on April 12, 1995. The Current Plan was redesignated as a distribution plan for Class A Shares on May 1, 1995, at which time the only shares of beneficial interest of the Fund outstanding prior to May 1, 1995 were redesignated as Class A Shares. The Current Plan permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services. In addition, the Current Plan permits the Fund to pay RFD asset-based sales charge of up to 0.50% per annum of average net assets attributable to Class B Shares. The asset-based sales charge is intended to compensate RFD for activities undertaken by it which are primarily intended to result in the sale of Class B Shares of the Fund. During the fiscal year ended December 31, 1994, the Fund paid fees under the Current Plan of $794,543, consisting of service fee payments of $264,848 and an asset based sales charge of $529,695.

Fee Structure of Current Plan for Class B Shares of The Bond Fund For Growth

     The Current Plan for Class B Shares of The Bond Fund For Growth was approved by the Board, including the Independent Trustees, on April 26, 1995, and was implemented on May 2, 1995, contemporaneously with the introduction of Class B Shares for sale to the public. The Current Plan permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services. In addition, the Current Plan permits the Fund to pay RFD asset-based sales charge of up to 0.75% per annum of average net assets attributable to Class B Shares. The asset-based sales charge is intended to compensate RFD for activities undertaken by it which are primarily intended to result in the sale of Class B Shares of the Fund.

Fee Structure for Class Y Shares of The Bond Fund For Growth

     The Current Plan for Class Y Shares of The Bond Fund For Growth was approved by the Board, including the Independent Trustees, on April 12, 1995, and was implemented on May 2, 1995, contemporaneously with the introduction of Class Y Shares for sale to the public. The Current Plan permits the payment to RFD, the Fund's principal underwriter, of a service fee of up to 0.25% per annum of average net assets of the Fund. The Current Plan authorizes RFD to make service fee payments to various Recipients, including broker-dealers and banks, for services performed in connection with the maintenance of shareholder accounts. RFD is authorized under the terms of the Current Plan to retain a portion of amounts payable as a service fee for those shareholder accounts as to which it is the broker of record and provides administrative services.

Additional Terms of the Current Plans

     Each Current Plan provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board and by the Independent Trustees of the Fund, that it may not be amended to increase materially the amount to be spent for distribution thereunder without shareholder approval and all material amendments must be approved by both the Board and the Independent Trustees of the Fund. While each Current Plan is in effect, the Board is required to review all expenditures made thereunder on a quarterly basis and the selection and nomination of Independent Trustees must be committed to the discretion of the existing Independent Trustees of the Fund. Each Current Plan may be terminated by a majority vote of the Independent Trustees or by a majority vote of the relevant class of shares. The Current Plans are intended to comply with the Rules of Fair Practice of the NASD and Rule 12b-1 under the 1940 Act.

                                  The New Plans

     OFDI will be authorized under the New Plans to pay various Recipients, including broker dealers and banks, that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the New Plans will compensate OFDI and the Recipients for providing administrative support with respect to the shareholder accounts. The distribution fee payments made under the Plans will compensate OFDI and the Recipients for providing distribution assistance in connection with the sale of a particular class Fund shares.

     The New Plans provide that payments may be made by Oppenheimer Management or OFDI to the Recipients from its own resources or from borrowing. Like the Current Plans, the New Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of each Fund.

     If the New Plans are approved by a separate vote of the class of shareholders to which the New Plan relates, each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Trustees and a majority of the Independent Trustees. The New Plans may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the relevant class of Shares of a Fund. In the event of such termination, the Board, including the Independent Trustees, shall determine whether OFDI is entitled to payment by a Fund of all or portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

     The service fee and the distribution fee payable under the New Plans are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the NASD. Like the Current Plans, the New Plans are intended to comply with applicable NASD rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of trustees who are not "interested persons" of a Fund be committed to the discretion of the Independent Trustees and that the trustees receive quarterly reports on the payments made under any distribution plan and the purposes for those payments.

Evaluation by the Board of Trustees

     The Trustees of each Fund, including the Independent Trustees, believe that the adoption of a distribution plan under Rule 12b-1 is an essential component of the marketing strategy of each class of shares of each Fund, especially in view of historic sales data which underscores the significant role which broker-dealers continue to play in the selection of investment products for retail clients. In addition, the Trustees believe past experience with those Current Plans for which historic sales data is available has shown that the maintenance of a distribution plan under Rule 12b-1 has been in the best interests of each such Fund and its shareholders. In their deliberations, the Trustees considered such factors as they deemed relevant under the circumstances. Each Board considered the fact that fee structures under the New Plans would be identical to the fee structures under the relevant Current Plans. In addition, the Board of Rochester Fund Municipals and the Board of The Bond Fund For Growth considered the fact that Oppenheimer Management [and OFDI] have agreed that for a period of two years subsequent to the Closing, no increase will be sought in the fees payable under the New Plan for Class A Shares of Rochester Fund Municipals or the New Plan for Class B Shares of The Bond Fund For Growth beyond the levels which have been approved by the existing Board. Thus, although the New Plan for Class A Shares of Rochester Fund Municipals, like the Current Plan, permits the payment of a service fee of up to 0.25% per annum of average net assets, the rate of the service fee would remain at 0.15% per annum of average net assets for a period of two years following the Closing. In addition, although the New Plan for Class B Shares of The Bond Fund For Growth, like the Current Plan, permits the payment of a distribution fee of up to 0.75% per annum of average net assets, the rate of the distribution fee would remain at 0.50% for a period of two years following the Closing. The Board also considered the potential benefit to each Fund of the proposed method of distribution through OFDI, the potential conflicts of interest inherent in the use of Fund assets to pay for distribution expenses, the relationship of the fees under the New Plans to the overall cost structure of each Fund, and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from increased economies of scale.

Vote Required

     Approval of each New Plan for each class of shares of any Fund will require the vote of a "majority of the outstanding voting securities" of that class of Shares of the Fund, which means, with respect to such class, the vote of 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the total outstanding shares, whichever is less.

THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE NEW PLANS BE APPROVED BY SHAREHOLDERS OF EACH RESPECTIVE CLASS OF EACH FUND.

PROPOSAL 4.  RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS
             INDEPENDENT ACCOUNTANTS

     The Boards of The Bond Fund For Growth and the Limited Term New York Municipal Fund, including a majority of the Independent Trustees of each Fund, have selected the firm of Price Waterhouse LLP as the independent accountants to examine each Fund's financial statements for the fiscal year ended December 31, 1995, and to include its opinion in the Fund's financial statements filed with the Securities and Exchange Commission. The shares represented by proxy, unless otherwise specified, will be voted for the ratification of such selection. Representatives of Price Waterhouse LLP are expected to be present at the Meetings. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Required Vote

     This ratification of the selection of the independent accountants requires the affirmative vote of a majority of the votes cast by the shareholders of the Limited Term New York Municipal Fund and the Bond Fund For Growth at the Meeting, provided that a quorum (consisting of a majority of the total number of outstanding shares of each of these Funds) is present.

THE BOARD OF TRUSTEES OF THE BOND FUND FOR GROWTH AND THE LIMITED TERM NEW YORK MUNICIPAL FUND RECOMMEND RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

PROPOSAL 5. TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF
            THE FUND.

     The 1940 Act requires a registered investment company like The Bond Fund For Growth to specify in its registration statement certain investment policies and limitations which are Fundamental Policies and, as such, can only be changed upon approval by shareholders. The Fund's current Fundamental Policies include a restriction which provides that as to 50% of its total assets, the Fund may not acquire more than 10% of the voting securities of any issuer. This Fundamental Policy is not required by any federal or state rule or regulation. FMC believes that the elimination of this Fundamental Policy will provide the Fund with greater flexibility in managing its investment portfolio.

     If shareholder approval is obtained for this Proposal 5, as to 50% of its total assets, the Fund will be permitted to make investments in excess of 10% of the voting securities of an issuer. The Fund would continue to be subject to a Fundamental Policy relating to the balance of 50% of its total assets which provides, among other things, that the Fund may not make any investment if, as a result thereof, its investment in the outstanding voting securities of any issuer would exceed 10%. If the Fund exercises the flexibility which would result from the elimination of this Fundamental Policy, the Fund will be subject to additional responsibilities and constraints under the federal securities laws. In addition, concentration of the Fund's assets in the securities of relatively few issuers could result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political or regulatory developments affecting the value of the securities in the Fund's portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund currently holds the securities of many different issuers in order to lower such risks and it generally intends to continue to do so.

     The Board of Trustees has considered such factors as it deemed relevant under the circumstances and believes that the proposed amendment to the Fund's Fundamental Policies is in the best interest of the Fund's shareholders. The Board of Trustees recommends that shareholders vote FOR this Proposal 5 to eliminate the Fundamental Policy which provides that as to 50% of its total assets, the Fund may not acquire more than 10% of the voting securities of any issuer.

Vote Required

     As provided under the 1940 Act, approval of the amendment to the Fund's Fundamental Policies will require the vote of a majority of the outstanding shares of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an investment company means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

THE BOARD OF TRUSTEES OF THE BOND FUND FOR GROWTH RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL 5 TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY DESCRIBED HEREIN.

                                  OTHER MATTERS

     The Boards do not intend to present, and have no knowledge that anyone else will present, matters at the Meeting other than those referred to above. If any other matters properly come before the Meeting, however, the persons named as proxies intend to vote the shares represented by the enclosed proxy in accordance with their best judgement.

     A shareholder proposal intended to be presented at any meeting hereafter called must be received by the Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy and form of proxy related to such meeting. Under the Amended or Restated Agreement and Declaration of Trust of each Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. Therefore, there may be no annual or special meetings of shareholders unless required by the 1940 Act. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

    Shareholders are urged to vote, sign, and mail their proxies immediately.

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made the ____ day of January, 1996, by and between _________________, a Massachusetts business trust (hereinafter referred to as the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter referred to as "OMC").

     WHEREAS, the Fund is an open-end, non-diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940;

     WHEREAS, the Fund has Shares of beneficial interest to be issued by the Fund ("Shares") pursuant to the Fund's registration statement;

     WHEREAS, the Fund desires that OMC shall act as its investment adviser pursuant to this Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. General Provisions:

     The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund in connection with, and for the benefit of, the Fund and to perform for the Fund such other duties and functions in connection with the Fund for the period and on such terms as set forth in this Agreement. OMC shall, in all matters, give to the Fund and its Board of Trustees (the "Trustees") the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Fund Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Trustees; (v) the fundamental policies and investment restrictions of the Fund as reflected in the registration statement of the Fund under the Investment Company Act or as such policies may, from time to time, be amended and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of portfolio securities of the Fund which are either not registered for public sale or not traded on any securities market.

2. Investment Management:

     (a) OMC shall, subject to the direction and control by the Trustees, (i) regularly provide investment advise and recommendations to the Fund with respect to the investments, investment policies and the purchase and sale of securities and other investments for the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

     (b) Provided that the Fund shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of the Agreement and subject to the provisions of paragraph 7 hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisors to obtain specialized services.

     (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

     (d) Nothing in this Agreement shall prevent OMC or any entity controlling, controlled by or under common control with OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OMC or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or other investments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

3. Other Duties of OMC:

     OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Fund for its shareholders; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of Shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment. OMC shall, at its own expenses, provide such officers for the Fund as the Board of Trustees may request.

4. Allocation of Expenses:

     All other costs and expenses of the Fund not expressly assumed by OMC under this Agreement, or to be paid by the Distributor of the Shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest, taxes and governmental fees; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments of the Fund; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Trustees other than those affiliated with OMC; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its Shares; (viii) expenses incident to the issuance of its Shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of Shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the

Fund and any legal obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OMC (or any entity controlling, controlled by, or under common control with OMC) who also serve as officers, Trustees or employees of the Fund shall not receive any compensation from the Fund thereof for their services.

5. Compensation of OMC:

     The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the total net asset value of the Fund as of the close of each business day and payable monthly at the annual rate for each Series set forth on Schedule A hereto.

6. Use of Name "Oppenheimer" or "Rochester":

     OMC hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" or "Rochester" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OMC's rights to the name "Oppenheimer" or "Rochester" under applicable law, such license shall allow OMC to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name and may, upon termination of this Agreement, be terminated by OMC, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Rochester" in the name of the Fund or otherwise. The name "Oppenheimer" and "Rochester" may be used or licensed by OMC in connection with any of its activities, or licensed by OMC to any other party.

7. Portfolio Transactions and Brokerage:

     (a) OMC (and any Sub Advisor) is authorized, in arranging the purchase and sale of the portfolio securities and other investments of the Fund to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of the Fund as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OMC (and any Sub Advisor) of its (their) investment management functions.

     (b) OMC (and any Sub Advisor) shall select broker-dealers to effect the portfolio transactions of the Fund on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC (or any Sub Advisor) on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of the Fund by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities or other investments might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

     (c) OMC (and any Sub Advisor) shall have discretion, in the interests of the Fund, to allocate brokerage on the portfolio transactions of the Fund to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC or its affiliates (or any Sub Advisor) exercise "investment discretion" (as that term is defined in
Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC (or any Sub Advisor) determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of OMC or its affiliates (or any Sub Advisor) with respect to accounts as to which they exercise investment discretion. In reaching such determination, OMC (or any Sub Advisor) will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC (and any Sub Advisor) shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Trustees were reasonable in relation to the benefits to the Fund.

     (d) OMC (or any Sub Advisor) shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Board of Trustees of the Fund and the provisions of this paragraph 7.

     (e) The Fund recognizes that an affiliated broker-dealer: (I) may act as one of the Fund's regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other renumeration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act to be within the permissible level of such commissions.

     (f) Subject to the foregoing provisions of this paragraph 7, OMC (and any Sub Advisor) may also consider sales of Shares of the Fund and the other funds advised by OMC and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

8. Duration:

     This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect for a period of two (2) years and thereafter from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Fund Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Fund Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

9. Disclaimer of Shareholder or Trustee Liability:

     OMC understands and agrees that the obligations of the Fund under this Agreement are not binding upon any shareholder or Trustee of the Fund personally, but bind only the Fund and the Fund's property; OMC represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder or Trustee liability for acts or obligations of the Fund.

10. Termination.

      This Agreement may be terminated (I) by OMC at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Investment Company Act).

11. Assignment or Amendment:

     This Agreement may not be amended, or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Fund. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

12. Definitions:

     The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

13. Accounting, Administration and Recordkeeping Agreement:

     Notwithstanding any provision of this Agreement to the contrary, OMC is not required under this Agreement to perform for the Fund any duties or functions set forth in the Accounting, Administration and Recordkeeping Agreement between the Fund and OMC.


                                                  ______________________________

                                                  By: __________________________

                                                  Title: _______________________

                                                  OPPENHEIMER MANAGEMENT
                                                  CORPORATION



                                                  By: __________________________
                                                      Andrew J. Donohue
                                                      Executive Vice President

                                   Schedule A
                                       To
                          Investment Advisory Agreement
                                     Between
                Oppenheimer Limited Term New York Municipal Fund
                                       and
                       Oppenheimer Management Corporation

--------------------------------------------------------------------------------
              Annual Fee as a Percentage of Daily Total Net Assets
================================================================================
          0.50% of the first $100 million of average daily net assets
--------------------------------------------------------------------------------
          0.45% of the next $150 million of average daily net assets
--------------------------------------------------------------------------------
          0.40% of the next $1,750 million of average daily net assets
--------------------------------------------------------------------------------
          0.39% of average daily net assets over $2 billion
--------------------------------------------------------------------------------

                                   Schedule A
                                       To
                          Investment Advisory Agreement
                                     Between
                        Oppenheimer Bond Fund For Growth
                                       and
                       Oppenheimer Management Corporation

--------------------------------------------------------------------------------
             Annual Fee as a Percentage of Daily Total Net Assets
================================================================================
          0.625% of the first $50 million of average daily net assets
--------------------------------------------------------------------------------
          0.500% of the next $250 million of average daily net assets
--------------------------------------------------------------------------------
          0.4375% of average daily net assets over $300 million
--------------------------------------------------------------------------------

                                   Schedule A
                                       To
                          Investment Advisory Agreement
                                     Between
                      Oppenheimer/Rochester Fund Municipals
                                       and
                       Oppenheimer Management Corporation

--------------------------------------------------------------------------------
             Annual Fee as a Percentage of Daily Total Net Assets
================================================================================
          0.54% of the first $100 million of average daily net assets
--------------------------------------------------------------------------------
          0.52% of the next $150 million of average daily net assets
--------------------------------------------------------------------------------
          0.47% of the next $1,750 million of average daily net assets
--------------------------------------------------------------------------------
          0.46% of the next $3 billion of average daily net assets
--------------------------------------------------------------------------------
          0.45% of average daily net assets over $5 billion
--------------------------------------------------------------------------------

                                    EXHIBIT B

                   Information on Comparable Funds Managed by
                       Oppenheimer Management Corporation

                                                                  Net Assets as              Annual Rate Fee
                                    Name of Comparable             6/30/95 (in               Schedule as a %
Name of Fund                         Oppenheimer Fund               millions                  of Net Assets
-------------                       ------------------           -------------               ---------------
Rochester Fund Municipals          Oppenheimer New York              755.2            .60% of the first $200 million
                                    Tax-Exempt Fund                                   .55% of the next $100 million
Limited Term New York                                                                 .50% of the next $200 million
  Municipal Fund                   Oppenheimer New Jersey             10.8            .45% of the next $250 million
                                    Tax-Exempt Fund                                   .40% of the next $250 million
                                                                                      .35% of the net assets in
                                   Oppenheimer Pennsylvania           76.6            excess of $1 billion
                                    Tax-Exempt Fund

                                   Oppenheimer Florida                25.5
                                    Tax-Exempt Fund

                                   Oppenheimer California            279.9
                                    Tax-Exempt Fund

                                   Oppenheimer Tax-Free              627.5
                                    Bond Fund

                                   Oppenheimer Main Street            80.9            .55% of net assets; If net assets
                                    California Tax-Exempt Fund                        are less than $100 million:  0% if
                                                                                      less than $25 million, .15% if $25
                                                                                      million or more, but less than $50
                                                                                      million; .25% if $50 million or
                                                                                      more but less than $75 million;
                                                                                      .40% if assets are $75 million or
                                                                                      more, but less than $100 million

                                   Oppenheimer Insured Tax-           84.6            .450% of first $100 million
                                    Exempt Fund                                       .400% of next $150 million
                                                                                      .375% of next $250 million
                                                                                      .350% of net assets in excess of
                                                                                      $500 million

                                    Oppenheimer Intermediate Tax-      86.4           .500% of first $100 million
                                      Exempt Fund                                     .450% of next $150 million
                                                                                      .425% of next $250 million
                                                                                      .400% of net assets in excess of
                                                                                      $500 million


                                                                  Net Assets as              Annual Rate Fee
                                    Name of Comparable             6/30/95 (in               Schedule as a %
Name of Fund                         Oppenheimer Fund               millions                  of Net Assets
-------------                       ------------------           -------------               ---------------
The Bond Fund For Growth            Oppenheimer Bond Fund             126.2           .75% of first $200 million
                                                                                      .72% of next $200 million
                                    Oppenheimer Variable Account                      .69% of next $200 million
                                     Funds:                                           .66% of next $200 million
                                        A. Bond Fund                 171.8            .60% of next $200 million
                                        B. High Income Fund          113.4            .50% of net assets in
                                        C. Strategic Bond             37.1            excess of $1 billion

                                    Oppenheimer High Yield Fund     1247.5

                                    Oppenheimer Strategic Income    4974.6
                                     Fund

                                    Oppenheimer Strategic Income      59.6
                                     & Growth Fund

                                    Oppenheimer Champion High        281.2            .70% of first $250 million
                                     Yield Fund                                       .65% of next $250 million
                                                                                      .60% of next $500 million
                                                                                      .55% of net assets in
                                                                                      excess of $1 billion

                                    Oppenheimer Multi-Sector         292.4            .65% of end of week net assets
                                     Income Trust (closed-end)

                                    Oppenheimer Multi-Government      51.6            .65% of end of week net assets
                                     Trust (closed-end)

                                                          B-2

                                    EXHIBIT C

                          FORM OF AMENDED AND RESTATED

                   DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                      WITH

                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                             FOR CLASS __ SHARES OF

                      ------------------------------------


     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ___ day of January, 1996, by and between ____________________________ (the "Trust"), on behalf of
__________________________ (the "Fund"), and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written distribution and service plan for Class __ shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3. Payments for Distribution Assistance and Administrative Support Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five
(45) days of the end of each calendar quarter, in the aggregate amount of ___% (___% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of ____% (____% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed ____% (____% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) ___% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) ____% (___% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one
(1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of this paragraph
(b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor may make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed ___% (____% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

     A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement;
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

     4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Trust ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

     5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

     6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on __________, 1995, for the purpose of voting on this Plan, and shall take effect after approved by Class __ shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares adopted _________. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class __ Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

     8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee of the Trust or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                           _________________________________, on
                                           behalf of

                                           -------------------------------------



                                           By: _________________________________

                                           OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                                           By: _________________________________

                                    EXHIBIT D

                          FORM OF AMENDED AND RESTATED

                           SERVICE PLAN AND AGREEMENT

                                     BETWEEN

                  ________________________________________ AND

                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                               FOR CLASS __ SHARES

     AMENDED AND RESTATED SERVICE PLAN AND AGREEMENT dated the __ day of January, 1996, by and between ___________________________ (the "Trust"), on behalf of ________________________ (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written service plan for its Class __ Shares described in the Fund's registration statement as of the date this Plan takes effect, contemplated by and to comply with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, pursuant to which the Fund will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and the maintenance of shareholder accounts ("Accounts") that hold Class __ Shares (the "Shares") of such series and class of the Fund. The Fund may be deemed to be acting as distributor of securities of which it is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering services and for the maintenance of Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

          (a) "Recipient" shall mean any broker, dealer, bank or other financial institution which: (i) has rendered services in connection with the personal service and maintenance of Accounts; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning such service; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third party beneficiary hereof shall terminate.

          (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3. Payments for Distribution Assistance.

     (a) Under the Plan, the Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the amount of the lesser of: (i) ____% (___% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day, or (ii) the Distributor's actual expenses under the Plan for that quarter of the type approved by the Board. The Distributor will use such fee received from the Fund in its entirety to reimburse itself for payments to Recipients and for its other expenditures and costs of the type approved by the Board incurred in connection with the personal service and maintenance of Accounts including, but not limited to, the services described in the following paragraph. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     The services to be rendered by the Distributor and Recipients in connection with the personal service and the maintenance of Accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of Accounts as the Distributor or the Fund may reasonably request. It may be presumed that a Recipient has provided services qualifying for compensation under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate services, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

     Payments received by the Distributor from the Fund under the Plan will not be used to pay any interest expense, carrying charge or other financial costs, or allocation of overhead of the Distributor, or for any other purpose other than for the payments described in this Section 3. The amount payable to the Distributor each quarter will be reduced to the extent that reimbursement payments otherwise permissible under the Plan have not been authorized by the Board of Trustees for that quarter. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods.

          (b) The Distributor shall make payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed ___% (___% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day of Qualified Holdings (excluding Shares acquired in reorganizations with investment companies for which Oppenheimer Management Corporation or an affiliate acts as investment adviser and which have not adopted a distribution plan at the time of reorganization with the
     Fund). However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees. A majority of the Independent Trustees may at any time or from time to time increase or decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or increase or decrease the number of shares constituting Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings and the rate of payments hereunder applicable to Recipients, and shall provide each such Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall be sufficient notice.

          (c) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the
     Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources.

     4. Selection and Nomination of Trustees. While this Plan is in effect, the selection or replacement of Independent Trustees and the nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of the Independent Trustees. Nothing herein shall prevent the Independent Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

     5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide at least quarterly a written report to the Trust's Board for its review, detailing the amount of all payments made pursuant to this Plan, the identity of the Recipient of each such payment, and the purposes for which the payments were made. The report shall state whether all provisions of Section 3 of this Plan have been complied with. The Distributor shall annually certify to the Board the amount of its total expenses incurred that year with respect to the personal service and maintenance of Accounts in conjunction with the Board's annual review of the continuation of the Plan.

     6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding Shares of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940
Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Independent Trustees cast in person at a meeting called on __________, 1995 for the purpose of voting on this Plan, and shall take effect after approved by Class __ shareholders of the Fund, at which time it shall replace the Fund's Distribution Plan for Class __ shares adopted ________. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class __ Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

     8. Shareholder and Trustee Liability Disclaimer. The Distributor understands and agrees that the obligations of the Fund under this Plan are not binding upon any shareholder of the Fund or Trustee of the Trust personally, but only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

             _________________________________________, on behalf of

             _______________________________________________________


             By:____________________________________________________


             OPPENHEIMER FUNDS DISTRIBUTOR, INC.


             By:____________________________________________________

                                      PROXY

        ROCHESTER PORTFOLIO SERIES--LIMITED TERM NEW YORK MUNICIPAL FUND

                                 CLASS A SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 1995

     The undersigned hereby appoints as proxies Joseph A. Burnett and Angelo A. Costanza each with the power of substitution, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the Class A Shares of Rochester Portfolio Series--Limited Term New York Muncipal Fund ("Fund") held of record by the undersigned as of October 30, 1995 at the Special Meeting of Shareholders to be held on December 21, 1995, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal.

     This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on this proxy.

     Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services Inc., 2 Heritage Drive, Boston, Massachusetts 02171. Indicate your vote by completely filling in the appropriate boxes on the reverse side.

                CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

______________________________
    Signature

______________________________                   Date ________________________
    Signature

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Proposal No. 1:  Approve a new Investment Advisory Agreement between the Fund and Oppenheimer Management Corporation

                 [   ] FOR            [   ]  AGAINST         [   ]  ABSTAIN

Proposal No. 2:  Elect Trustees (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                 John Cannon           Paul Clinton           Thomas Courtney

                 Lacy Herrmann         George Loft            Bridget Macaskill

Proposal No. 3:  Approve an Amended and Restated Service Plan and Agreement
                 between the Fund and Oppenheimer Funds Distributor, Inc. for Class A Shares

                 [   ] FOR              [   ]  AGAINST       [   ]  ABSTAIN

Proposal No. 4:  Ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the 1995 fiscal year

                 [   ] FOR            [   ]  AGAINST         [   ]  ABSTAIN

               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                      PROXY

        ROCHESTER PORTFOLIO SERIES--LIMITED TERM NEW YORK MUNICIPAL FUND

                                 CLASS B SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 21, 1995

     The undersigned hereby appoints as proxies Joseph A. Burnett and Angelo A. Costanza each with the power of substitution, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the Class B Shares of Rochester Portfolio Series--Limited Term New York Muncipal Fund ("Fund") held of record by the undersigned as of October 30, 1995 at the Special Meeting of Shareholders to be held on December 21, 1995, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal.

     This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on this proxy.

     Please date and sign this proxy and return it in the enclosed postage-paid envelope to Boston Financial Data Services Inc., 2 Heritage Drive, Boston, Massachusetts 02171. Indicate your vote by completely filling in the appropriate boxes on the reverse side.

                CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

______________________________
    Signature

______________________________                    Date ________________________
    Signature

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


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Proposal No. 1:  Approve a new Investment Advisory Agreement between the Fund and Oppenheimer Management Corporation

                 [   ] FOR            [   ]  AGAINST         [   ]  ABSTAIN

Proposal No. 2:  Elect Trustees (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                 John Cannon           Paul Clinton           Thomas Courtney

                 Lacy Herrmann         George Loft            Bridget Macaskill

Proposal No. 3:  Approve an Amended and Restated Distribution and Service Plan
                 and Agreement between the Fund and Oppenheimer Funds Distributor, Inc. for Class B Shares

                 [   ] FOR              [   ]  AGAINST       [   ]  ABSTAIN

Proposal No. 4:  Ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the 1995 fiscal year

                 [   ] FOR            [   ]  AGAINST         [   ]  ABSTAIN

               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD